American Century Target Maturities Trust

STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

TARGET 2005 FUND * TARGET 2010 FUND * TARGET 2015 FUND * TARGET 2020 FUND
TARGET 2025 FUND * TARGET 2030 FUND

Supplement dated November 24, 2003 * Statement of Additional Information dated
February 1, 2003

The following replaces the second sentence in the first paragraph on page 26.

    Pursuant to the C Class Plan, the C Class pays the Advisor, as paying agent for the fund, a fee equal to 1.00% annually of the average daily net asset value of the fund's C Class shares, 0.25% of which is paid for individual shareholder services (as described below) and 0.75% of which is paid for distribution services (as described below).

The following replaces the second sentence under the heading Dealer Concessions on page 27.

    Payments will equal 1.00% of the purchase price of the C Class shares sold by the intermediary.

SH-SPL-36567   0311